UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                             reported) June 19, 2007

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                   001-32320                    43-1883836
-------------------------     -------------------         ----------------------
    (State or Other               (Commission                 (IRS Employer
    Jurisdiction of               File Number)             Identification No.)
     Incorporation)


          1954 Innerbelt Business Center Drive                    63114
                  St. Louis, Missouri                       ------------------
  ----------------------------------------------------          (Zip Code)
        (Address of Principal Executive Offices)

                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement.
------------------------------------------------------------

On June 19, 2007, Build-A-Bear Workshop, Inc. (the "Company"), most of its domestic subsidiaries and one U.K. subsidiary (collectively with the Company, the "Borrower") and one Canadian subsidiary entered into a Sixth Amendment to Loan Documents (the "Credit Agreement Amendment") with U.S. Bank National Association ("U.S. Bank"), which amends the Company's Third Amended and Restated Loan Agreement (as previously amended, the "Credit Agreement") with U.S. Bank.

The Credit Agreement Amendment extends the maturity date for all loans under the Credit Agreement from September 30, 2007 to September 30, 2008. Otherwise, the Credit Agreement Amendment carries forward the terms of the Credit Agreement, which are described in the Company's Form 10-K for the 2006 fiscal year.

Relationship to U.S. Bank

The Company has or may have had customary banking relationships with U.S. Bank based on the provision of a variety of financial services, including lending, commercial banking and other advisory services.

The foregoing description of the Credit Agreement Amendment is only a summary of certain terms and conditions of this document and is qualified in its entirety by reference to the Credit Agreement Amendment, which has been filed as Exhibit
10.1 hereto and which is incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.
---------------------------------------------------

(d)  Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

10.1 Sixth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A- Bear Workshop UK Holdings Ltd., as borrowers, Build-A-Bear Workshop Canada, Ltd., as guarantor, and U.S. Bank National Association, as lender, entered into on and effective as of on June 19, 2007





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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUILD-A-BEAR WORKSHOP, INC.



Date: June 20, 2007            By:  /s/ Tina Klocke
                                    -----------------------------------------
                                    Name:  Tina Klocke
                                    Title:  Chief Financial Bear, Secretary and
                                    Treasurer









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


                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

10.1 Sixth Amendment to Loan Documents between Build-A-Bear Workshop, Inc., Build-A-Bear Workshop Franchise Holdings, Inc., Build-A-Bear Entertainment, LLC, Build-A-Bear Retail Management, Inc., and Build-A- Bear Workshop UK Holdings Ltd., as borrowers, Build-A-Bear Workshop Canada, Ltd., as guarantor, and U.S. Bank National Association, as lender, entered into on and effective as of on June 19, 2007





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